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                                                                  EXHIBIT 10.4.1

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                        MASTER CREDIT FACILITY AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the "AMENDMENT") is made as of the 16th day of April, 2003, by and among (i) EACH OF THE GENERAL PARTNERSHIPS SET FORTH ON EXHIBIT A-1 TO THE MASTER AGREEMENT, each a Maryland general partnership (being collectively referred to as the "Owners"), (ii) (a) THE TOWN AND COUNTRY TRUST, a Maryland real estate investment trust (the "REIT"), (b) THE TC OPERATING LIMITED PARTNERSHIP, a Maryland limited partnership (the "Operating Partnership"), (c) THE TOWN AND COUNTRY HOLDING CORPORATION, a Delaware corporation (the "REIT Sub"), (d) THE TC PROPERTY COMPANY, a Maryland general partnership (the "Property Company") and (e) THE TOWN AND COUNTRY ORIOLE CORPORATION, a Delaware corporation ("TC-Oriole") (the REIT, the Operating Partnership, the REIT Sub, the Property Company, TC-Oriole and each of the Owners being collectively referred to as the "TC Parties" and individually referred to as a "TC Party") and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation, successor to WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation (the "Lender").

                                    RECITALS

         A. TC Parties and Lender are parties to that certain Amended and Restated Master Credit Facility Agreement, dated as of April 25, 2002 (as amended from time to time, the "MASTER AGREEMENT").

         B. All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of April 25, 2002 (the "ASSIGNMENT"). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Loans contemplated by the Master Agreement.

         C. The parties are executing this Amendment pursuant to the Master Agreement to (i) reflect an increase in the Revolving Facility Credit Commitment; (ii) permit an extension of the Credit Facility Termination Date; and (iii) amend certain other terms of the Master Agreement as set forth below.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

         SECTION 1. MODIFICATION TO EXISTING DEFINITIONS. The following definitions in the Master Agreement are hereby modified as set forth below:

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         The definition of CREDIT FACILITY TERMINATION DATE is hereby replaced in its entirety by the following new definition:

                  "CREDIT FACILITY TERMINATION DATE" means April 1, 2008, unless otherwise extended pursuant to Section 2.07.

         The definition of NOTICE ADDRESS is hereby modified by deleting the Arter & Hadden reference in (c) and replacing it with the following in lieu thereof:

         with a copy to:

                           Venable LLP
                           1201 New York Avenue, N.W.
                           Suite 1000
                           Washington, D.C. 20005
                           Attention:    Lawrence H. Gesner, Esq.
                           Telecopy No.: 202-962-8300

         The definition of REVOLVING FACILITY AVAILABILITY PERIOD is hereby replaced in its entirety by the following new definition:

         "REVOLVING FACILITY AVAILABILITY PERIOD" the period beginning on the Revolving Facility Commencement Date and ending on January 1, 2008, unless otherwise extended pursuant to Section 2.07.

         SECTION 2. FACILITY EXTENSION. The following new Section 2.07 is hereby inserted into the Master Agreement:

         SECTION 2.07 Extension of Credit Facility Termination Date.

                  Borrower shall have the right to extend the Credit Facility Termination Date for one (1) five (5) year period ("EXTENSION") upon satisfaction of each of the following conditions:

                  (a) Borrower provides written notice requesting the Extension ("EXTENSION NOTICE") to Lender not less than one hundred eighty (180) nor more than two hundred ten (210) days prior to the then effective Credit Facility Termination Date. Within thirty (30) days of receipt of the Extension Notice, Lender shall provide Borrower the terms under which the Credit Facility Termination Date shall be extended for one (1) five (5) year period such as conversion of Revolving Facility Advances to Base Facility Advances, additions of Mortgaged Properties to the Collateral Pool, releases of Mortgaged Properties from the Collateral Pool, expansion of the Commitment, interest rate cap requirements, Fees and other provisions of the Loan Documents determined by Lender, Borrower shall then have thirty (30) days to accept the terms of the Extension or reject the terms and the Credit Facility shall terminate as set forth in the Master Agreement.

                  (b) No Event of Default or Potential Event of Default exists on either the date the Extension Notice is given or on the then effective Credit Facility Termination Date.


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                  (c)      All of the representations and warranties of the
         Borrowers contained in this Agreement and the other Loan Documents are true and correct in all material respects on the date the Extension Notice is given and on the then effective Credit Facility Termination Date.

                  (d) The Borrowers are in compliance with all of the covenants contained in Article XIII on the date the Extension Notice is given and on the then effective Credit Facility Termination Date.

         SECTION 3. CAPITALIZED TERMS. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

         SECTION 4. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

         SECTION 5. COUNTERPARTS. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

         SECTION 6. APPLICABLE LAW. The provisions of Section 22.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

           [The rest of this page has been intentionally left blank.]

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                    THE TC-WEST/GREENSVIEW COMPANY, a Maryland general partnership
                                    THE TC-EAST COMPANY, a Maryland general
                                    partnership
                                    THE TC-HARFORD COMPANY, a Maryland general partnership
                                    THE TC-HOLLOWS COMPANY, a Maryland general partnership
                                    THE TC-MONTGOMERY COMPANY, a Maryland
                                    general partnership
                                    THE TC-NORTH COMPANY, a Maryland general partnership
                                    THE TC-WOODMOOR COMPANY, a Maryland general partnership
                                    THE TC-RIDGE-VIEW COMPANY, a Maryland
                                    general partnership
                                    THE TC-SOUTH COMPANY, a Maryland general partnership
                                    THE TC-GARDEN WOOD COMPANY, a Maryland
                                    general partnership
                                    THE TC-HALLFIELD MANOR COMPANY, a Maryland general partnership
                                    THE TC-MONTPELIER COMPANY, a Maryland
                                    general partnership
                                    THE TC-NORTHEAST COMPANY, a Maryland general partnership
                                    THE TC-LAUREL COMPANY, a Maryland general partnership
                                    THE TC-ROLLING ROAD COMPANY, a Maryland
                                    general partnership
                                    THE TC-VERSAILLES COMPANY, a Maryland
                                    general partnership
                                    THE TC-FOX HAVEN COMPANY, a Maryland general partnership
                                    THE TC-CHARLESMONT COMPANY, a Maryland
                                    general partnership
                                    THE TC-FOX RUN COMPANY, a Maryland general partnership
                                    THE TC-STONEGATE COMPANY, a Maryland general partnership
                                    THE TC-UNIVERSITY HEIGHTS COMPANY, a
                                    Maryland general partnership
                                    THE TC-BARTON'S CROSSING COMPANY, a Maryland general partnership
                                    THE TC-GLEN COMPANY, a Maryland general
                                    partnership
                                    THE TC-McNAIR FARMS COMPANY, a Maryland
                                    general partnership


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                                    THE TC-CARLYLE STATION COMPANY, a Maryland
                                    general partnership
                                    THE TC-ALLENTOWN COMPANY, a Maryland general partnership
                                    THE TC-EMMAUS COMPANY, a Maryland general partnership
                                    THE TC-HANOVER COMPANY, a Maryland general partnership
                                    THE TC-HARRISBURG COMPANY, a Maryland
                                    general partnership
                                    THE TC-HARRISBURG-EAST COMPANY, a Maryland general partnership
                                    THE TC-LANCASTER WEST COMPANY, a Maryland general partnership
                                    THE TC-LANCASTER EAST COMPANY, a Maryland general partnership
                                    THE TC-YORK COMPANY, a Maryland general
                                    partnership
                                    THE TC-ROLLING HILLS COMPANY, a Maryland general partnership
                                    THE TC-CHRISTINA MILL COMPANY, a Maryland general partnership

                                    By: The TC Property Company, a Maryland
                                        general partnership, in its capacity as
                                        general partner of, and on behalf of,
                                        each of the foregoing thirty-five (35)
                                        general partnerships

                                         By: The TC Operating Limited
                                             Partnership, a Maryland limited
                                             partnership, General Partner

                                             By: The Town and Country Trust, a
                                                 Maryland real estate investment
                                                 trust, General Partner

                                                 By:____________________________
                                                    Alan W. Lasker
                                                    Senior Vice President and
                                                    Chief Financial Officer

                                    REIT

                                    THE TOWN AND COUNTRY TRUST, A MARYLAND REAL
                                    ESTATE INVESTMENT TRUST

                                    By: ________________________________________
                                        Alan W. Lasker
                                        Senior Vice President and
                                        Chief Financial Officer


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                                    Operating Partnership

                                    THE TC OPERATING LIMITED PARTNERSHIP, A
                                    MARYLAND LIMITED PARTNERSHIP, GENERAL
                                    PARTNER

                                    By: The Town and Country Trust, a Maryland
                                        real estate investment trust

                                        By:________________________________
                                           Alan W. Lasker
                                           Senior Vice President and
                                           Chief Financial Officer

                                    REIT Sub

                                    THE TOWN AND COUNTRY HOLDING CORPORATION, A
                                    DELAWARE CORPORATION

                                    By: ________________________________________
                                        Alan W. Lasker
                                        Senior Vice President and
                                        Chief Financial Officer

                                    Property Company

                                    THE TC PROPERTY COMPANY, A MARYLAND GENERAL
                                    PARTNERSHIP

                                    By: The TC Operating Limited Partnership, a
                                        Maryland limited partnership, General
                                        Partner

                                        By: The Town and Country Trust, a
                                            Maryland real estate investment
                                            trust, General Partner

                                            By:_________________________________
                                               Alan W. Lasker
                                               Senior Vice President and
                                               Chief Financial Officer

                                    TC-Oriole

                                    THE TOWN AND COUNTRY ORIOLE CORPORATION, A
                                    DELAWARE CORPORATION

                                         By: ___________________________________
                                             Alan W. Lasker
                                             Senior Vice President and
                                             Chief Financial Officer


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                                    Lender

                                    PRUDENTIAL MULTIFAMILY MORTGAGE, INC., A
                                    DELAWARE CORPORATION, SUCCESSOR TO
                                    WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.

                                    By: ________________________________________
                                        Name: Sharon D. Singleton
                                        Title: Vice President

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